Subsequent Events	12 Months Ended
Sep. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 18 — SUBSEQUENT EVENTS

On October 23, 2024, the Company entered into a loan agreement with China Construction Bank for unsecured revolving lines of credit with a term of one year, pursuant to which a facility of up to approximately $76,237 (RMB535,000) was made available to the Company from October 23, 2024 to October 23, 2025, at a fixed rate of 3.85% per annum.

On October 28, 2024, the Company entered into a Securities Purchase Agreement with two accredited investors (the “Buyer”), to issue and sell to the Buyer (i) secured convertible notes in an aggregate original principal amount of $5,000,000 (the “Notes”) and (ii) warrants, to acquire up to that number of shares of common shares of the Company equal to 180% of the quotient obtained by dividing (a) the original aggregate principal amount of the Notes, by (b) the Conversion Price. The Conversion Price is 70% of the lowest closing market trading price of the Company’s common stock during the fifteen (15) trading days leading up to either (i) the date the very first conversion notice for either the Convertible Note or the Warrants is delivered or (ii) the date each conversion notice is delivered, at the Holder’s sole discretion. The Note matures on November 2, 2025 and accrues interest at two point seventy-five percent (2.75%) per annum. Gross proceeds amounted to $4.8 million.